Exhibit 99.1

300 River Place Suite 4950 Detroit, MI 48207 www.uahc.com
FOR IMMEDIATE RELEASE
United American Healthcare Corporation Announces Change to
Meeting Date for Annual Meeting of Shareholders
DETROIT — July 15, 2010 — United American Healthcare Corporation (OTCQB: UAHC) today announced that the Company has rescheduled the date for its upcoming Annual Meeting of Shareholders.
The Annual Shareholders’ Meeting will be held on Thursday, September 30, 2010 at 10:30 a.m. EDT at the MGM Grand Hotel, 1777 Third Street in Detroit. The Company had previously scheduled the Annual Meeting to occur on June 29, 2010. The record date for shareholders eligible to vote at the meeting will be September 1, 2010.
Advanced Notice Deadline for Rule 14a-8 Shareholder Proposals
Because the date of the upcoming Annual Meeting of Shareholders is more than 30 days after the anniversary of the 2008 Annual Meeting, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, shareholders must deliver written notice of such proposals for inclusion in the proxy statement of UAHC for such meeting no later than the close of business on July 26, 2010 to the Secretary, United American Healthcare Corporation, 300 River Place Suite 4950, Detroit, Michigan, 48207. Rule 14a-8 proposals must also comply with the requirements of Rule 14a-8 and other applicable law, or otherwise may be omitted from UAHC’s proxy statement.
Advance Notice Deadline for Director Nominations and Other Shareholder Proposals
In accordance with UAHC’s bylaws, for director nominations or shareholder proposals to be brought before the upcoming Annual Meeting of Shareholders, other than Rule 14a-8 proposals described above, written notice must be delivered no later than the close of business on July 26, 2010 to the Secretary, United American Healthcare Corporation, 300 River Place Suite 4950, Detroit, Michigan, 48207. Such notices must also comply with the requirements of UAHC’s bylaws and other applicable law, and may not be presented at the Annual Meeting otherwise.
About United American Healthcare Corporation
United American Healthcare Corporation (UAHC) is a provider of contract manufacturing services to the medical device industry, following its June 2010 acquisition of Pulse Systems, LLC, a leading provider to the medical device industry since 1998. UAHC has been a healthcare management company since 1985. For more information, please visit the Company’s web site at www.uahc.com.
Forward-looking statements by United American Healthcare Corporation, including those in this announcement, involve known and unknown risks, which may cause actual results and corporate developments to differ materially from those expected. Factors that could cause results and developments to differ materially from expectations include, without limitation, the ongoing impact of the U.S. recession, the termination of the TennCare contract, the wind down of our CMS Medicare business, the integration of the recent acquisition of Pulse Systems, LLC, the ongoing impact of the global credit and financial crisis and other changes in general economic conditions, the effects of state and federal regulations, the effects of any future acquisitions, and other risks described from time to time in each of United American Healthcare’s SEC reports, including quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K.
In connection with the UAHC’s Annual Meeting of Shareholders, UAHC has filed a definitive proxy statement with the Securities and Exchange Commission. UAHC will revise such definitive proxy statement in connection with the rescheduled Annual Meeting of Shareholders. SHAREHOLDERS ARE

STRONGLY ADVISED TO READ THE REVISED DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE) BECAUSE IT CONTAINS IMPORTANT INFORMATION. Shareholders may obtain a free copy of the revised definitive proxy statement (when available) and other documents filed by UAHC at the Securities and Exchange Commission’s website at http://www.sec.gov. The revised definitive proxy statement (when available) and such other documents may also be obtained free of charge by directing a request to Investor Relations, United American Healthcare Corporation, 300 River Place Suite 4950, Detroit, Michigan, 48207, telephone: (313) 393-4571, or on UAHC’s website at www.uahc.com.
UAHC, its directors, executive officers and certain other members of its management and employees and other third parties, may be deemed to be participants in the solicitation of proxies from UAHC’s shareholders in connection with the Annual Meeting of Shareholders. Information concerning all of UAHC’s participants in the solicitation is included in the definitive proxy statement and will be included in the revised definitive proxy statement relating to the Annual Meeting of Shareholders when it becomes available.
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Contacts:

Company	Investor Relations
Bill Dennis, CFO and Treasurer	Jeff Tryka, CFA
United American Healthcare Corporation	Lambert, Edwards & Associates
313-393-4571	616-233-0500
investor_relations@uahc.com	jtryka@lambert-edwards.com